Mitek Reports Fiscal 2024 Fourth Quarter and Full Year Financial Results
and Provides Guidance for Fiscal 2025

SAN DIEGO, CA, December 16, 2024 - Mitek Systems, Inc. (NASDAQ: MITK, www.miteksystems.com, “Mitek” or the “Company”), a global leader in digital identity verification, mobile capture and fraud management, today reported financial results for its fourth quarter ended September 30, 2024 and provided guidance for its 2025 fiscal year ending September 30, 2025.

“We reported a solid quarter of year over year revenue growth, profitability and cash generation driven by our team’s hard work and operational focus,” stated Mitek CFO, Dave Lyle. “The Mitek team has done a tremendous job in delivering value to our customers while we are focusing on driving efficient revenue growth over the long-term.”

"Mitek has a rich and deep history with financial institutions and other highly regulated businesses that require comprehensive, enterprise level solutions. This experience, combined with our market leading technologies, innovation and domain expertise, position us well following a year of significant change,” commented Ed West, Mitek’s recently appointed CEO. “By advancing our AI-driven solutions and expanding our fraud and identity detection capabilities, we are well positioned to address the growing fraud threats of the digital economy. In the near term, we are focused on refining strategies and optimizing resources to ensure organic growth and operational excellence, while building a foundation for long-term success and driving shareholder value,” added West.

Fiscal 2024 Fourth Quarter Financial Highlights

GAAP
•Revenue of $43.2 million grew 15% year-over-year, compared to $37.7 million a year ago.
•GAAP operating income was $7.7 million, compared to negative $3.3 million a year ago.
•GAAP operating margin was 18%, compared to negative 9% a year ago.
•GAAP net income was $8.6 million, compared to a GAAP net loss of $1.4 million a year ago.
•GAAP net income per diluted share was $0.18, compared to negative $0.03 a year ago.
•Total cash and investments was $141.8 million at September 30, 2024, an increase of $8.6 million from $133.2 million at June 30, 2024.
•Mitek repurchased 1.4 million shares at an average per share price of $9.94, totaling approximately $14.2 million.

Non-GAAP
•Adjusted EBITDA was $15.4 million, compared to $5.9 million a year ago.
•Adjusted EBITDA margin was 36%, compared to 16% a year ago.
•Non-GAAP operating income was $15.0 million, compared to $5.4 million a year ago.
•Non-GAAP operating margin was 35%, compared to 14% a year ago.
•Non-GAAP net income was $15.5 million, compared to $6.9 million a year ago.
•Non-GAAP net income per diluted share was $0.33, compared to $0.15 a year ago.

Fiscal 2024 Full Year Financial Highlights

GAAP
•Revenue was $172.1 million, compared to $172.6 million a year ago.
•GAAP operating income was $2.2 million, compared to $15.6 million a year ago.
•GAAP operating margin was 1%, compared to 9% a year ago.
•GAAP net income was $3.3 million, compared to $8.0 million a year ago.
•GAAP net income per diluted share was $0.07, compared to $0.17 per diluted share a year ago.
•Mitek repurchased 2.2 million shares at an average per share price of $10.78, totaling approximately $24.2 million with a plan that was authorized in May of this year.

Non-GAAP
•Adjusted EBITDA was $46.7 million, compared to $55.0 million a year ago.
•Adjusted EBITDA margin was 27%, compared to 32% a year ago.
•Non-GAAP operating income was $44.9 million, compared to $51.2 million a year ago.
•Non-GAAP operating margin was 26%, compared to 30% a year ago.
•Non-GAAP net income was $45.4 million, compared to $44.4 million a year ago.
•Non-GAAP net income per diluted share was $0.96, compared to $0.95 a year ago.
•Free Cash Flow was $30.3 million, compared to $30.6 million a year ago.

Fiscal 2025 Full Year Guidance

Mitek is providing guidance for its fiscal year ending September 30, 2025, as follows:

•Mitek expects fiscal 2025 full-year revenue to be between $170 million and $180 million.
•Mitek expects its fiscal 2025 full-year adjusted EBITDA margin to be between 24% and 28%.

Conference Call Information

Mitek management will host a conference call and live webcast for analysts and investors today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss the Company’s financial results for its fiscal 2024 fourth quarter and full year ended September 30, 2024. To access the live call, dial 844-481-3005 (US and Canada) or +1 412-317-1889 (International) and ask to be joined to the Mitek call. A live and archived conference call webcast will also be accessible on the Investor Relations section of the Company’s website at www.miteksystems.com. A phone replay will be available approximately two hours after the end of the call and will remain available for one week. The phone call replay can be accessed by dialing 877-344-7529 (US or Canada) or +1 412-317-0088 (International) and entering the passcode: 2834298.

About Mitek Systems, Inc.

Mitek (NASDAQ: MITK) is a global leader in digital access, founded to bridge the physical and digital worlds. Mitek’s advanced identity verification technologies and global platform make digital access faster and more secure than ever, providing companies new levels of control, deployment ease and operation, while protecting the entire customer journey. With solutions trusted by 7,900 organizations around the world, including the majority of North American financial institutions which rely on our mobile check deposit solutions, Mitek helps companies reduce risk and meet regulatory requirements. Learn more at www.miteksystems.com. [(MITK-F)]

Follow Mitek on LinkedIn and YouTube, and read Mitek’s latest blog posts here.

Notice Regarding Forward-Looking Statements

Statements contained in this news release relating to the Company or its management’s intentions, hopes, beliefs, expectations or predictions of the future, including, but not limited to, statements relating to the Company’s fiscal 2025 guidance, are forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the Company’s ability to withstand negative conditions in the global economy, a lack of demand for or market acceptance of the Company’s products, the impact of the Company’s acquisition of HooYu Ltd. including any operational or cultural difficulties associated with the integration of the businesses of Mitek and HooYu Ltd., the Company’s ability to continue to develop, produce and introduce innovative new products in a timely manner, the Company’s ability to capitalize on a growing market, quarterly variations in revenue, the profitability of certain sectors of the Company, the performance of the Company’s growth initiatives, the outcome of any pending or threatened litigation or investigation, and the timing of the implementation and launch of the Company’s products by the Company’s signed customers.

Additional risks and uncertainties faced by the Company are contained from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (SEC), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as filed with the SEC on December 16, 2024 and its quarterly reports on Form 10-Q and current reports on Form 8-K, which you may obtain for free on the SEC’s website at www.sec.gov. Collectively, these risks and uncertainties could cause the Company’s actual results to differ materially from those projected in its forward-looking statements and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company disclaims any intention or obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact:
Todd Kehrli or Jim Byers
MKR Investor Relations, Inc.
mitk@mkr-group.com

Note Regarding Use of Non-GAAP Financial Measures

This news release contains non-U.S. generally accepted accounting principles (“GAAP”) financial measures for non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income, non-GAAP net income per share, non-GAAP operating income, non-GAAP operating margin, adjusted EBITDA, adjusted EBITDA margin and non-GAAP operating expense that exclude acquisition-related costs and expenses, litigation and other legal costs, executive transition costs, stock compensation expense, non-recurring audit fees, enterprise risk, portfolio positioning and other related costs, restructuring costs and amortization of debt discount and issuance costs. These financial measures are not calculated in accordance with GAAP and are not based on any comprehensive set of accounting rules or principles. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement financial statements prepared under GAAP. Management believes these non-GAAP financial measures provide a useful measure of the Company’s operating results, a meaningful comparison with historical results and with the results of other companies, and insight into the Company’s ongoing operating performance. Further, management and the Board of Directors of the Company utilize these non-GAAP financial measures to gain a better understanding of the Company’s comparative operating performance from period-to-period and as a basis for planning and forecasting future periods. Management believes these non-GAAP financial measures, when read in conjunction with the Company’s GAAP financial statements, are useful to investors because they provide a basis for meaningful period-to-period comparisons of the Company’s ongoing operating results, including results of operations against investor and analyst financial models, which helps identify trends in the Company’s underlying business and provides a better understanding of how management plans and measures the Company’s underlying business.

The Company has not provided a reconciliation of its forward outlook for non-GAAP operating margin with its forward-looking GAAP operating margin in reliance on the unreasonable efforts exception provided under Item

10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to quantify share-based compensation expense, which is excluded from our non-GAAP operating margin, as it requires additional inputs such as the number of shares granted and market prices that are not ascertainable due to the volatility of the Company’s share price. Additionally, a significant portion of the Company’s operations are in foreign countries and the transactional currencies are primarily Euros and British pound sterling and the Company is not able to predict fluctuations in those currencies without unreasonable efforts. The Company expects these items may have a potentially significant impact on future GAAP financial results.

We define free cash flow as net cash provided by operating activities, less cash used for purchases of property and equipment. We define free cash flow margin as free cash flow as a percentage of revenue. In addition to the reasons stated above, we believe that free cash flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash in excess of our capital investments in property and equipment in order to enhance the strength of our balance sheet and further invest in our business and potential strategic initiatives. A limitation of the utility of free cash flow as a measure of our liquidity is that it does not represent the total increase or decrease in our cash balance for the period. We use free cash flow in conjunction with traditional U.S. GAAP measures as part of our overall assessment of our liquidity, including the preparation of our annual operating budget and quarterly forecasts and to evaluate the effectiveness of our business strategies. There are a number of limitations related to the use of free cash flow as compared to net cash provided by operating activities, including that free cash flow includes capital expenditures, the benefits of which are realized in periods subsequent to those when expenditures are made.

Mitek encourages investors to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate Mitek’s business.

MITEK SYSTEMS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(amounts in thousands except per share data)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2024	2023	2024	2023
Revenue
Software and hardware	$18,341	$15,291	$81,872	$88,374
Services and other	24,881	22,365	90,211	84,178
Total revenue	43,222	37,656	172,083	172,552
Operating costs and expenses
Cost of revenue—software and hardware (exclusive of depreciation & amortization)	186	597	309	1,413
Cost of revenue—services and other (exclusive of depreciation & amortization)	5,978	5,675	24,086	21,538
Selling and marketing	9,538	11,117	40,769	40,551
Research and development	6,073	6,484	34,642	28,988
General and administrative	9,908	13,212	52,993	43,338
Amortization and acquisition-related costs	3,710	3,744	15,291	19,046
Restructuring costs	114	114	1,762	2,114
Total operating costs and expenses	35,507	40,943	169,852	156,988
Operating income (loss)	7,715	(3,287)	2,231	15,564
Interest expense	2,364	2,401	9,259	9,063
Other income (expense), net	1,851	2,121	6,119	3,840
Income (loss) before income taxes	7,202	(3,567)	(909)	10,341
Income tax benefit (provision)	1,371	2,123	4,187	(2,314)
Net income (loss)	$8,573	$(1,444)	$3,278	$8,027
Net income (loss) per share—basic	$0.19	$(0.03)	$0.07	$0.18
Net income (loss) per share—diluted	$0.18	$(0.03)	$0.07	$0.17
Shares used in calculating net income (loss) per share—basic	45,952	45,997	46,560	45,533
Shares used in calculating net income (loss) per share—diluted	46,573	47,050	47,468	46,461

MITEK SYSTEMS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(amounts in thousands except share data)

	September 30, 2024	September 30, 2023
ASSETS
Current assets:
Cash and cash equivalents	$93,456	$58,913
Short-term investments	36,884	74,700
Accounts receivable, net	31,682	32,132
Contract assets, current portion	15,818	18,355
Prepaid expenses	4,514	3,513
Other current assets	2,697	2,396
Total current assets	185,051	190,009
Long-term investments	11,410	1,304
Property and equipment, net	2,564	2,829
Right-of-use assets	4,662	4,140
Goodwill and intangible assets	185,711	188,222
Deferred income tax assets	19,145	11,645
Contract assets, non-current portion	3,620	5,579
Other non-current assets	1,590	1,647
Total assets	$413,753	$405,375
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,236	$7,589
Accrued payroll and related taxes	10,324	10,554
Accrued liabilities	424	26
Accrued interest payable	205	305
Income tax payables	162	4,329
Deferred revenue, current portion	21,231	17,360
Lease liabilities, current portion	805	1,902
Acquisition-related contingent consideration	—	7,976
Other current liabilities	1,760	1,456
Total current liabilities	42,147	51,497
Convertible senior notes	143,601	135,516
Deferred revenue, non-current portion	753	957
Lease liabilities, non-current portion	4,230	2,867
Deferred income tax liabilities	3,889	6,476
Other non-current liabilities	4,332	2,874
Total liabilities	198,952	200,187
Stockholders’ equity:
Preferred stock, $0.001 par value, 1,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 120,000,000 shares authorized, 44,998,939 and 45,591,199 issued and outstanding, as of September 30, 2024 and September 30, 2023, respectively	45	46
Additional paid-in capital	247,326	228,691
Accumulated other comprehensive loss	(2,302)	(14,237)
Accumulated deficit	(30,268)	(9,312)
Total stockholders’ equity	214,801	205,188
Total liabilities and stockholders’ equity	$413,753	$405,375

MITEK SYSTEMS, INC.
DISAGGREGATION OF REVENUE BY PRODUCT AND TYPE
(Unaudited)
(amounts in thousands except share data)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2024	2023	2024	2023
Deposits
Deposits software and hardware
Software	$15,773	$13,243	$74,108	$78,212
Hardware	—	—	—	—
Total deposits software and hardware	15,773	13,243	74,108	78,212
Deposits services
SaaS	1,799	1,281	6,406	4,299
Maintenance	5,846	5,511	22,275	20,710
Professional services / other	266	264	769	913
Total deposits services	7,911	7,056	29,450	25,922
Total deposits revenue	23,684	20,299	103,558	104,134

Identity
Identity software and hardware
Software	2,568	1,801	7,631	8,796
Hardware	—	247	133	1,366
Total identity software and hardware	2,568	2,048	7,764	10,162
Identity services
SaaS	16,188	14,178	57,182	55,149
Maintenance	463	723	2,074	1,910
Professional services / other	319	408	1,505	1,197
Total identity services	16,970	15,309	60,761	58,256
Total identity revenue	19,538	17,357	68,525	68,418
Total Revenue	$43,222	$37,656	$172,083	$172,552

MITEK SYSTEMS, INC.
NON-GAAP GROSS PROFIT RECONCILIATION
(Unaudited)
(amounts in thousands)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2024	2023	2024	2023
Software and Hardware
Revenue	$18,341	$15,291	$81,872	$88,374
Cost of revenue (exclusive of depreciation and amortization)	186	597	309	1,413
Depreciation and amortization	1,189	1,113	4,634	4,436
GAAP gross profit for software and hardware	16,966	13,581	76,929	82,525
Depreciation and amortization	1,189	1,113	4,634	4,436
Non-GAAP gross profit for software and hardware	$18,155	$14,694	$81,563	$86,961

GAAP gross margin for software and hardware	92.5%	88.8%	94.0%	93.4%
Non-GAAP gross margin for software and hardware	99.0%	96.1%	99.6%	98.4%

Services & Other
Services and other revenue	$24,881	$22,365	$90,211	$84,178
Cost of revenue (exclusive of depreciation and amortization)	5,978	5,675	24,086	21,538
Depreciation and amortization	2,162	2,062	8,473	8,201
GAAP gross profit for services and other	16,741	14,628	57,652	54,439
Depreciation and amortization	2,162	2,062	8,473	8,201
Stock-based compensation expense	127	152	574	468
Non-GAAP gross profit for services and other	$19,030	$16,842	$66,699	$63,108

GAAP gross margin for services and other	67.3%	65.4%	63.9%	64.7%
Non-GAAP gross margin for services and other	76.5%	75.3%	73.9%	75.0%

Consolidated Results
Total revenue	$43,222	$37,656	$172,083	$172,552
Cost of revenue (exclusive of depreciation and amortization)	6,164	6,272	24,395	22,951
Depreciation and amortization	3,351	3,175	13,107	12,637
GAAP gross profit	33,707	28,209	134,581	136,964
Depreciation and amortization	3,351	3,175	13,107	12,637
Stock-based compensation expense	127	152	574	468
Non-GAAP gross profit	$37,185	$31,536	$148,262	$150,069

GAAP gross margin	78.0%	74.9%	78.2%	79.4%
Non-GAAP gross margin	86.0%	83.7%	86.2%	87.0%

MITEK SYSTEMS, INC.
NON-GAAP OPERATING EXPENSE RECONCILIATION
(Unaudited)
(amounts in thousands)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2024	2023	2024	2023
Selling and marketing	$9,538	$11,117	$40,769	$40,551
Non-GAAP adjustments:
Stock-based compensation expense	462	600	3,041	3,023
Non-GAAP Selling and marketing	$9,076	$10,517	$37,728	$37,528

Research and development	$6,073	$6,484	$34,642	$28,988
Non-GAAP adjustments:
Stock-based compensation expense	(383)	660	3,368	2,757
Non-GAAP Research and development	$6,456	$5,824	$31,274	$26,231

General and administrative	$9,908	$13,212	$52,993	$43,338
Non-GAAP adjustments:
Stock-based compensation expense	1,517	1,261	5,641	4,215
Litigation and other legal costs	251	250	3,496	1,369
Executive transition costs	599	7	2,632	679
Non-recurring audit fees	931	1,816	5,956	4,001
Enterprise risk, portfolio positioning and other related costs	—	—	996	—
Non-GAAP General and administrative	$6,610	$9,878	$34,272	$33,074

Total Non-GAAP Operating Expense	$22,142	$26,219	$103,274	$96,833

MITEK SYSTEMS, INC.
STOCK-BASED COMPENSATION EXPENSE
(Unaudited)
(amounts in thousands)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2024	2023	2024	2023
Cost of revenue	$127	$152	$574	$468
Selling and marketing	462	600	3,041	3,023
Research and development	(383)	660	3,368	2,757
General and administrative	1,517	1,261	5,641	4,215
Total stock-based compensation expense	$1,723	$2,673	$12,624	$10,463

MITEK SYSTEMS, INC.
NON-GAAP OPERATING INCOME RECONCILIATION
(Unaudited)
(amounts in thousands)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2024	2023	2024	2023
GAAP operating income (loss)	$7,715	$(3,287)	$2,231	$15,564
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	3,711	3,784	15,156	16,992
Net changes in estimated fair value of acquisition-related contingent consideration	—	(38)	136	2,056
Intellectual property litigation and other legal costs	251	250	3,496	1,369
Executive transition costs	599	7	2,632	679
Stock-based compensation expense	1,723	2,673	12,624	10,463
Non-recurring audit fees	931	1,816	5,956	4,001
Enterprise risk, portfolio positioning and other related costs	—	—	996	—
Restructuring costs	114	114	1,762	2,114
Non-GAAP operating income (loss)	$15,044	$5,319	$44,989	$53,238
Revenue	$43,222	$37,656	$172,083	$172,552
Non-GAAP Operating Margin	35%	14%	26%	31%

MITEK SYSTEMS, INC.
GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(Unaudited)
(amounts in thousands except per share data)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2024	2023	2024	2023
GAAP net income (loss)	$8,573	$(1,444)	$3,278	$8,027
Add:
Income tax (benefit) provision	(1,371)	(2,123)	(4,187)	2,314
Other (income) expense, net	(1,851)	(2,121)	(6,119)	(3,840)
Interest Expense	2,364	2,401	9,259	9,063
GAAP operating income (loss)	$7,715	$(3,287)	$2,231	$15,564

Non-GAAP Adjustments
Depreciation and amortization	$375	$540	$1,755	$1,727
Amortization of intangibles	3,711	3,784	15,156	16,992
Net changes in estimated fair value of acquisition-related contingent consideration	—	(38)	136	2,056
Litigation and other legal costs	251	250	3,496	1,369
Executive transition costs	599	7	2,632	679
Stock-based compensation expense	1,723	2,673	12,624	10,463
Non-recurring audit fees	931	1,816	5,956	4,001
Enterprise risk, portfolio positioning and other related costs	—	—	996	—
Restructuring costs	114	114	1,762	2,114
Adjusted EBITDA	$15,419	$5,859	$46,744	$54,965
Total revenue	$43,222	$37,656	$172,083	$172,552
Adjusted EBITDA margin	36%	16%	27%	32%

MITEK SYSTEMS, INC.
NON-GAAP NET INCOME RECONCILIATION
(Unaudited)
(amounts in thousands except per share data)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2024	2023	2024	2023
Net income (loss)	$8,573	$(1,444)	$3,278	$8,027
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	3,711	3,784	15,156	16,992
Net changes in estimated fair value of acquisition-related contingent consideration	—	(38)	136	2,056
Litigation and other legal costs(1)	251	250	3,496	1,369
Executive transition costs	599	7	2,632	679
Stock-based compensation expense	1,723	2,673	12,624	10,463
Non-recurring audit fees	931	1,816	5,956	4,001
Enterprise risk, portfolio positioning and other related costs(2)	—	—	996	—
Restructuring costs(3)	114	114	1,762	2,114
Amortization of debt discount and issuance costs	2,112	1,937	8,169	7,546
Income tax effect of pre-tax adjustments	(2,696)	(1,002)	(11,970)	(10,115)
Cash tax difference(4)	211	(1,175)	3,151	1,235
Non-GAAP net income	$15,529	$6,922	$45,386	$44,367
Non-GAAP income per share—basic	$0.34	$0.15	$0.97	$0.97
Non-GAAP income per share—diluted	$0.33	$0.15	$0.96	$0.95
Shares used in calculating non-GAAP net income per share—basic	45,952	45,997	46,560	45,533
Shares used in calculating non-GAAP net income per share—diluted	46,573	47,050	47,468	46,461

(1)During the twelve months ended month periods ended September 30, 2023 and September 30, 2024, our legal team used third party legal experts to perform and provide advice regarding a variety of activities including intellectual property litigation matters and risk analysis and in providing support for customers in their litigation, matters and options related to getting our SEC filings current, the process for a potential delisting from the Nasdaq Capital Market, ongoing litigation support, and various other projects.
(2)During the twelve months ended September 30, 2024, we used three third party experts to evaluate our product portfolio positioning, competitive landscape, enterprise risk and other related analyses.
(3)Restructuring costs consist of employee severance obligations and other related costs. Restructuring costs were $1.8 million in the twelve months ended September 30, 2024 and were related to expenses incurred to relocate employees and a restructuring that occurred in the third quarter of fiscal 2024. Restructuring costs were $2.1 million in the twelve months ended September 30, 2023 and were related to a restructuring plan that was initially implemented in June and November 2022.
(4)The Company’s non-GAAP net income is calculated using a cash tax rate of 9% in fiscal 2024 and 23% in fiscal 2023. The estimated cash tax rate is the estimated annual tax payable on the Company’s tax returns as a percentage of estimated annual non-GAAP pre-tax net income. The Company uses an estimated cash tax rate to adjust for the historical variation in the effective book tax rate associated with the reversal of valuation allowances, and the utilization of research and development tax credits which currently have an overall effect of reducing taxes payable. The Company believes that the cash tax rate provides a more transparent view of the Company’s operating results. The Company’s effective tax rate used for the purposes of calculating GAAP net income for fiscal 2024 and 2023 was 461% and 22%, respectively.

MITEK SYSTEMS, INC.
NON-GAAP FREE CASH FLOW RECONCILIATION
(Unaudited)
(amounts in thousands)
	Twelve Months Ended September 30,
	2024	2023	2022
Net cash provided by (used in) operating activities	$31,688	$31,586	$21,119
Less:
Purchases of property and equipment, net	(1,438)	(1,034)	(1,126)
Free Cash Flow	$30,250	$30,552	$19,993